UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

CARTER BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	To Be Assigned*	85-3365661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 656-1776

n/a

(Former name or former address, if changed since last report)

*       This Current Report on Form 8-K is filed by Carter Bankshares, Inc., a Virginia corporation (the “Company”), as successor issuer to Carter Bank & Trust, a Virginia banking corporation (the “Bank”). The Bank’s common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, pursuant to Section 12(i) of the Exchange Act, the Bank’s periodic reports were filed with the Federal Deposit Insurance Corporation (the “FDIC”). The Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a) under the Exchange Act.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Completion of Reorganization

Carter Bankshares, Inc. (the “Company”) was incorporated on October 7, 2020, by and at the direction of the board of directors of Carter Bank & Trust (the “Bank”), for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company pursuant to a corporate reorganization transaction (the “Reorganization”). On November 9, 2020, the Bank entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with the Company and CBT Merger Sub, Inc. (the “Merger Sub”), a wholly-owned subsidiary of the Company, pursuant to which the Reorganization would be effected. Effective at 7:00 p.m. on November 20, 2020 (the “Effective Time”), under the terms of the Reorganization Agreement and pursuant to Section 13.1-719.1 of the Virginia Stock Corporation Act (the “VSCA”), the Bank merged with the Merger Sub and survived such merger as a wholly-owned subsidiary of the Company. Prior to the Effective Time, the Company had no material assets and had not conducted any business or operations except for activities related to the Company’s organization and the Reorganization.

At the Effective Time, under the terms of the Reorganization Agreement and pursuant to Section 13.1-719.1 of the VSCA, each of the outstanding shares of the Bank’s common stock, par value $1.00 per share, formerly held by its shareholders was converted into and exchanged for one newly issued share of the Company’s common stock, par value $1.00 per share, and the Bank became the Company’s wholly-owned subsidiary. The shares of the Company’s common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the exemption from registration provided by Section 3(a)(12) of the Act. Pursuant to Section 13.1-719.1 of the VSCA, the Reorganization did not require approval of the Bank’s shareholders.

Also at the Effective Time, the Company adopted and assumed the Bank’s 2018 Omnibus Equity Incentive Plan as its own (now, the Carter Bankshares, Inc. Amended and Restated 2018 Omnibus Equity Incentive Plan).

The Company’s directors are the same as those of the Bank. In the Reorganization, each shareholder of the Bank received securities of the same class, having substantially the same designations, rights, powers, preferences, qualifications, limitations and restrictions, as those that the shareholder held in the Bank, and the Company’s current shareholders own the same percentages of its common stock as they previously owned of the Bank’s common stock.

The conversion of shares of the Company’s common stock in the Reorganization occurred without an exchange of certificates. Accordingly, as of the Effective Time, certificates and book-entry positions formerly representing shares of outstanding common stock of the Bank are deemed to represent the same number of shares of the Company’s common stock.

Prior to the Effective Time, the Bank’s common stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the FDIC. Upon consummation of the Reorganization, the Company’s common stock was deemed to be registered under Section 12(b) of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. This Current Report on Form 8-K, among other things, serves as notice that the Company is the successor issuer to the Bank under Rule 12g-3(a) and is subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the Securities and Exchange Commission. This Current Report on Form 8-K is the Company’s initial report under the Exchange Act.

Prior to the consummation of the Reorganization, the Bank’s common stock was traded on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “CARE”. Effective November 23, 2020, the Company’s common stock began trading on Nasdaq under the same ticker symbol.

The Company is a Virginia business corporation subject to the Bank Holding Company Act of 1956, as amended. As such, the Company is subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. The Bank has one wholly owned subsidiary, CB&T Investment Company, which was chartered effective April 1, 2019. The Company’s principal office is the same as the Bank’s principal office and is located at 1300 Kings Mountain Road, Martinsville, Virginia 24112. The Company’s telephone number at that address is (276) 656-1776.

The Bank is an insured, Virginia state-chartered commercial bank, which was incorporated in 2006 in connection with the merger of 10 separate banks. The Bank provides a full range of financial services with retail, commercial banking products and insurance products. The Bank will continue to exist, and to conduct its business, in the same manner and under the same name as it did before the Reorganization.

On November 23, 2020, the Company issued a press release to announce the effectiveness of the Reorganization. A copy of the press release is set forth as Exhibit 99.13 to this Current Report on Form 8-K.

Description of the Company’s Common Stock

A description of the Company’s common stock has been filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference into this Item 8.01. The description contained in Exhibit 4.1 is only a summary of the material terms of the Company’s Articles of Incorporation and Bylaws, which have been filed with this report as Exhibits 3.1 and 3.2, respectively, and applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization by and among Carter Bank & Trust, Carter Bankshares, Inc. and CBT Merger Sub, Inc., dated November 9, 2020.

3.1	Articles of Incorporation of Carter Bankshares, Inc., effective October 7, 2020.

3.2	Bylaws of Carter Bankshares, Inc., as adopted October 28, 2020.

4.1	Description of Carter Bankshares, Inc. common stock.

99.1*	Carter Bank & Trust’s Annual Report on Form 10-K for the year ended December 31, 2019.

99.2*	Carter Bank & Trust’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

99.3*	Carter Bank & Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

99.4*	Carter Bank & Trust’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

99.5*	Carter Bank & Trust’s Current Report on Form 8-K filed February 11, 2020.

99.6*	Carter Bank & Trust’s Current Report on Form 8-K filed March 27, 2020.

99.7*	Carter Bank & Trust’s Current Report on Form 8-K filed April 16, 2020.

99.8*	Carter Bank & Trust’s Current Report on Form 8-K filed May 8, 2020.

99.9*	Carter Bank & Trust’s Current Report on Form 8-K filed May 18, 2020.

99.10*	Carter Bank & Trust’s Current Report on Form 8-K filed July 23, 2020.

99.11*	Carter Bank & Trust’s Current Report on Form 8-K filed October 28, 2020.

99.12*	Carter Bank & Trust’s Current Report on Form 8-K filed November 12, 2020.

99.13	Press release dated November 23, 2020.

*As originally filed by the Bank with the FDIC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Bankshares, Inc. (Registrant)

Date: November 23, 2020	By:	/s/ Wendy S. Bell
Wendy S. Bell Chief Financial Officer